Nonqualified Deferred Compensation Plan

Table of Contents Article 1  Definitions ............................................................................................................................... 1  1.1  Account................................................................................................................................... 1  1.2  Administrator .......................................................................................................................... 1  1.3  Board ...................................................................................................................................... 1  1.4  Change-in-Control .................................................................................................................. 1  1.5  Code ....................................................................................................................................... 1  1.6  Disability ................................................................................................................................. 1  1.7  Effective Date ......................................................................................................................... 1  1.8  Eligible Employee ................................................................................................................... 1  1.9  Employee ............................................................................................................................... 2  1.10  Employer ................................................................................................................................ 2  1.11  Employer Supplemental Contribution ..................................................................................... 2  1.12  ERISA ..................................................................................................................................... 2  1.13  Investment Rate ..................................................................................................................... 2  1.14  Participant .............................................................................................................................. 2  1.15  Plan Year ................................................................................................................................ 2  1.16  Retirement .............................................................................................................................. 2  1.17  Separation from Service ......................................................................................................... 2  1.18  Service Recipient ................................................................................................................... 2  1.19  Specified Employee ................................................................................................................ 3  1.20  Years of Service ...................................................................................................................... 3  Article 2  Participation ............................................................................................................................ 3  2.1  Commencement of Participation ............................................................................................ 3  2.2  Loss of Eligible Employee Status ........................................................................................... 3  Article 3  Contributions .......................................................................................................................... 3  3.1  Employer Supplemental Contribution ..................................................................................... 3  3.2  Crediting of Contributions ....................................................................................................... 3  Article 4  Vesting.................................................................................................................................... 3  4.1  Vesting of Employer Supplemental Contributions .................................................................. 3  4.2  Vesting due to Certain Events ................................................................................................ 3  4.3  Amounts Not Vested .............................................................................................................. 3  Article 5  Accounts ................................................................................................................................. 4  5.1  Accounts ................................................................................................................................. 4  5.2  Investments, Gains and Losses ............................................................................................. 4  Article 6  Distributions ............................................................................................................................ 4  6.1  Distributions ............................................................................................................................ 4  6.2  Distributions upon a Separation ............................................................................................. 4  6.3  Acceleration or Delay in Payments ........................................................................................ 4  6.4  Distributions to Specified Employee ....................................................................................... 4  6.5  Form of Payment .................................................................................................................... 5  Article 7  Beneficiaries ........................................................................................................................... 5  7.1  Beneficiaries ........................................................................................................................... 5  7.2  Lost Beneficiary ...................................................................................................................... 5  Article 8  Funding................................................................................................................................... 5  8.1  Prohibition against Funding .................................................................................................... 5  Article 9  Claims Administration ............................................................................................................. 5  Article 10 General Provisions ................................................................................................................. 6  10.1  Administrator .......................................................................................................................... 6  10.2  No Assignment ....................................................................................................................... 6  10.3  No Employment Rights ........................................................................................................... 6

10.4  Incompetence ......................................................................................................................... 6  10.5  Identity .................................................................................................................................... 6  10.6  Other Benefits ........................................................................................................................ 7  10.7  Expenses ................................................................................................................................ 7  10.8  Insolvency .............................................................................................................................. 7  10.9  Amendment or Modification ................................................................................................... 7  10.10  Plan Suspension .................................................................................................................... 7  10.11  Plan Termination .................................................................................................................... 7  10.12  Plan Termination due to a Change-in-Control ....................................................................... 7  10.13  Construction ........................................................................................................................... 8  10.14  Governing Law ....................................................................................................................... 8  10.15  Severability ............................................................................................................................. 8  10.16  Headings ................................................................................................................................ 8  10.17  Terms ..................................................................................................................................... 8  10.18  Code Section 409A Fail Safe Provision ................................................................................. 8  10.19  No Guarantee of Tax Consequences ..................................................................................... 8  10.20  Limitation on Actions. ............................................................................................................. 8  10.21  Right of Setoff ......................................................................................................................... 8  Beneficiary Form……………………………………………………………………………………………….10

1 Capital Bank, NA Nonqualified Deferred Compensation Plan Capital Bank, NA hereby adopts this Capital Bank, NA Nonqualified Deferred Compensation Plan (the “Plan”) for the benefit of a select group of management or highly compensated employees. This Plan is an unfunded arrangement and is intended to be exempt from the participation, vesting, funding, and fiduciary requirements set forth in Title I of the Employee Retirement Income Security Act of 1974, as amended. It is intended to comply with Internal Revenue Code Section 409A. Article 1 Definitions 1.1 Account The sum of all the bookkeeping sub-accounts as may be established for each Participant as provided in Section 5.1 hereof. 1.2 Administrator The Employer or individuals or an administrative committee appointed by the Employer shall serve as the Administrator of the Plan. 1.3 Board The Board of Directors of the Employer. 1.4 Change-in-Control Provided that such term shall be interpreted within the meaning of regulations promulgated under Code Section 409A, a “Change-in-Control” of the Employer (which, for purpose of this Section 1.4 shall mean Capital Bank, NA but not any of its affiliates or subsidiaries) shall mean the first to occur of any of the following: (a) the date that any one person or persons acting as a group acquires ownership of Employer stock constituting more than fifty percent (50%) of the total fair market value or total voting power of the Employer; or (b) the date that a majority of members of the Employer’s Board is replaced during any 12- month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or elections. 1.5 Code The Internal Revenue Code of 1986, as amended. 1.6 Disability Provided that such term shall be interpreted within the meaning of regulations promulgated under Code Section 409A, a Participant shall be considered to have incurred a Disability if: (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (ii) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Participant’s Employer; or (iii) determined to be totally disabled by the Social Security Administration. 1.7 Effective Date January 1, 2021. 1.8 Eligible Employee An Employee shall be considered an Eligible Employee if such Employee is a member of a “select group of management or highly compensated employees,” within the meaning of Sections 201, 301 and 401 of ERISA, and is designated as an Eligible Employee by the Administrator. The Administrator may at

2 any time, in its sole discretion, change the eligible criteria for an Eligible Employee or determine that one or more Participants will cease to be an Eligible Employee. The designation of an Employee as an Eligible Employee in any year shall not confer upon such Employee any right to be designated as an Eligible Employee in any future Plan Year. 1.9 Employee Any person employed by the Employer. 1.10 Employer Capital Bank, NA and its subsidiaries and affiliates. 1.11 Employer Supplemental Contribution A contribution made by the Employer that is credited to one or more Participant’s Accounts in accordance with the terms of Section 3.1 hereof. 1.12 ERISA The Employee Retirement Income Security Act of 1974, as amended. 1.13 Investment Rate Each Participant’s Account shall bear interest from the annual deemed contribution date of December 31 each year (regardless of when the amount of the Employer Supplemental Contribution is determined by Employer) based on the rate of the ten (10) year treasury rate as of December 31 for each following year 1.14 Participant An Eligible Employee who is a Participant as provided in Article 2. 1.15 Plan Year For the initial Plan Year, Effective Date through December 31, 2021. For each year thereafter, January 1 through December 31. 1.16 Retirement Retirement shall mean a Participant’s Separation from Service on the later of (i) termination of employment or (ii) the applicable Participant attaining sixty-seven (67) years of age. 1.17 Separation from Service Provided that such term shall be interpreted within the meaning of regulations promulgated under Code Section 409A, a Participant shall incur a Separation from Service upon death, Retirement, disability or other termination of employment unless the employment relationship is treated as continuing intact while the individual is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the individual retains a right to reemployment with the Service Recipient under an applicable statute or by contract. Upon a sale or other disposition of the assets of the Employer to an unrelated purchaser, the Administrator reserves the right, to the extent permitted by Code section 409A to determine whether Participants providing services to the purchaser after and in connection with the purchase transaction have experienced a Separation from Service. 1.18 Service Recipient Provided that such term shall be interpreted within the meaning of regulations promulgated under Code Section 409A, Service Recipient shall mean the Employer or person for whom the services are performed and with respect to whom the legally binding right to compensation arises, and all persons with whom such person would be considered a single employer under Code Section 414(b) (employees of controlled group of corporations), and all persons with whom such person would be considered a single employer under Code Section 414(c) (employees of partnerships, proprietorships, etc., under common control).

3 1.19 Specified Employee Provided that such term shall be interpreted within the meaning of regulations promulgated under Code Section 409A, a “Specified Employee” shall mean a participant who is considered a key employee on the Identification Date, as defined in Code Section 416(i) without regard to section 416(i)(5) and such other requirements imposed under Code Section 409A(a)(2)(B)(i) and regulations thereunder for the period beginning April 1 of the year subsequent to the Identification Date and ending March 31 of the following year. The Identification Date for this Plan is December 31 of each year. Notwithstanding anything to the contrary, a Participant is not a Specified Employee unless any stock of the Service Recipient is publicly traded on an established securities market or otherwise. 1.20 Years of Service A Participant’s “Years of Service” shall be measured starting from the later of the Effective Date or the Participant’s hire date until the participant’s termination of employment. Only full twelve (12) month periods shall count as a Year of Service. Article 2 Participation 2.1 Commencement of Participation Each Eligible Employee shall become a Participant at the earlier of the date on which his or her Employer Supplemental Contribution is first credited to his or her Account. 2.2 Loss of Eligible Employee Status Amounts credited to the Account of a Participant who is no longer an Eligible Employee shall continue to be held pursuant to the terms of the Plan and shall be distributed as provided in Article 6. Article 3 Contributions 3.1 Employer Supplemental Contribution The Employer shall make an Employer Supplemental Contribution(s) to the Account of some or all the Participants. The amount of the Employer Supplemental Contribution(s) shall be determined by the Employer annually, communicated to the Participant and credited to such Participant’s Account. 3.2 Crediting of Contributions Employer Supplemental Contribution(s) shall be credited to a Participant’s Account following the close of each Plan Year but no later than the filing of the Employer’s quarterly financial reports. Article 4 Vesting 4.1 Vesting of Employer Supplemental Contributions A Participant shall have a vested right to the portion of his or her Account attributable to Employer Supplemental Contribution(s) and any earnings or losses on the investment of such Employer Supplemental Contribution(s) according to the following vesting schedule: one hundred percent (100%) vesting following completion of either (i) ten (10) Years of Service by the applicable Participant or (ii) ten (10) years of continuous fulltime employment with the Employer by the applicable Participant and Retirement. 4.2 Vesting due to Certain Events Upon a Change-in-Control, all Participants shall be fully vested in the amounts credited to their Accounts as of the date of the Change-in-Control. 4.3 Amounts Not Vested Any amounts credited to a Participant’s Account that are not vested at the time of a distribution event shall be forfeited.

4 Article 5 Accounts 5.1 Accounts The Administrator shall establish and maintain a bookkeeping account in the name of each Participant. A Participant may have one or more Account. Each Participant’s Account shall be credited with the applicable Employer Supplemental Contribution(s) and the Participant’s allocable share of any earnings or losses on the foregoing. Each Participant’s Account shall be reduced by any distributions made plus any federal and state tax withholding, and any social security withholding tax as may be required by law. 5.2 Investments, Gains and Losses The Administrator shall adjust the amounts credited to each Participant’s Account to reflect Employer Supplemental Contributions, the Investment Rate, distributions and any other appropriate adjustments. Such adjustments shall be made as frequently as is administratively feasible but the Investment rate shall be credited annually. Participants’ Accounts shall merely be bookkeeping entries on the Employer’s books, and no Participant shall obtain any property right or interest in any Plan related investment. Article 6 Distributions 6.1 Distributions Notwithstanding anything to the contrary contained herein provided, no acceleration of the time or schedule of payments under the Plan shall occur except as permitted under both this Plan and Code Section 409A. 6.2 Distributions upon a Separation If the Participant has a Separation from Service, all vested amounts of the Participant’s Account as of the date of such separation shall be distributed in ten equal (10) annual installments starting as soon as administratively feasible but no later than ninety (90) days following the Participant’s Separation from Service, subject to Section 6.4 (Distributions to Specified Employees). 6.3 Acceleration or Delay in Payments To the extent permitted by Code Section 409A, and notwithstanding any provision of the Plan to the contrary, the Administrator, in its sole discretion, may elect to (i) accelerate the time or form of payment of any vested amounts of a benefit owed to a Participant hereunder in accordance with the terms and subject to the conditions of Treasury Regulations Section 1.409A-3(j)(4), or (ii) delay the time of payment of a benefit owed to a Participant hereunder in accordance with the terms and subject to the conditions of Treasury Regulations Section 1.409A-2(b)(7). By way of example, and at the sole discretion of the Administrator, if a Participant’s entire Account balance is less than the applicable Code Section 402(g) annual limit, the Employer may distribute the Participant’s Account in a lump sum provided that the distribution results in the termination of the participant’s entire interest in the Plan, subject to the plan aggregation rules of Code Section 409A and regulations thereunder. By way of example, the Administrator may permit such acceleration of the time or schedule of a payment under the arrangement to an individual other than a Participant as may be necessary to fulfill a domestic relations order (as defined in Code Section 414(p)(1)(B)). 6.4 Distributions to Specified Employee Notwithstanding anything herein to the contrary, if any Participant is a Specified Employee upon a Separation from Service for any reason other than death, distributions of all vested amounts to such Participant shall commence no earlier than six (6) months following Separation from Service (or, if earlier, the date of death of the Participant) and no later than eight (8) months following Separation from Service.

5 6.5 Form of Payment All distributions shall be made in the form of cash. Article 7 Beneficiaries 7.1 Beneficiaries Each Participant may from time to time designate one or more persons (who may be any one or more members of such person’s family or other persons, administrators, trusts, foundations, or other entities) as his or her beneficiary under the Plan. Such designation shall be made in a form prescribed by the Administrator. Each Participant may at any time and from time to time, change any previous beneficiary designation, without notice to or consent of any previously designated beneficiary, by amending his or her previous designation in a form prescribed by the Administrator. If the beneficiary does not survive the Participant (or is otherwise unavailable to receive payment), or if no beneficiary is validly designated then the amounts payable under this Plan shall be paid to the Participant’s estate. If more than one person is the beneficiary of a deceased Participant, each such person shall receive a pro rata share of any death benefit payable unless otherwise designated in the applicable form. If a beneficiary who is receiving benefits dies, all benefits that were payable to such beneficiary shall then be payable to the estate of that beneficiary. 7.2 Lost Beneficiary All Participants and beneficiaries shall have the obligation to keep the Administrator informed of their current address until such time as all benefits due have been paid. If a Participant or beneficiary cannot be located by the Administrator exercising due diligence, then, in its sole discretion, the Administrator may presume that the Participant or beneficiary is deceased for purposes of the Plan and all unpaid amounts (net of due diligence expenses) owed to the Participant or beneficiary shall be paid accordingly or, if a beneficiary cannot be so located, then such amounts may be forfeited. Any such presumption of death shall be final, conclusive, and binding on all parties. Article 8 Funding 8.1 Prohibition against Funding Should any investment be acquired in connection with the liabilities assumed under this Plan, it is expressly understood and agreed that the Participants and beneficiaries shall not have any right with respect to, or claim against, such assets nor shall any such purchase be construed to create a trust of any kind or a fiduciary relationship between the Employer and the Participants, their beneficiaries or any other person. Any such assets shall be and remain a part of the general, unpledged, unrestricted assets of the Employer, subject to the claims of its general creditors. It is the express intention of the parties hereto that this arrangement shall be unfunded for tax purposes and for purposes of Title I of the ERISA. Each Participant and beneficiary shall be required to look to the provisions of this Plan and to the Employer itself for enforcement of any and all benefits due under this Plan, and to the extent any such person acquires a right to receive payment under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer. The Employer shall be designated the owner and beneficiary of any investment acquired in connection with its obligation under this Plan. Article 9 Claims Administration If the Participant, Beneficiary or his or her representative is denied all or a portion of an expected benefit for any reason and the Participant, Beneficiary or his or her representative desires to dispute the decision of the Administrator, he or she must file a written notification of his or her claim with the Administrator. The Plan, being established as a “top-hat plan” within the meaning of DOL Reg. §2520.104- 23, requires all claims for benefits hereunder be made pursuant to those claims procedure requirements under DOL Reg. §2560.503-1, as amended from time to time. Participant, Beneficiary or his or her representative may file with the Administrator a written claim for benefits, if the Participant, beneficiary or his or her representative disputes the Administrator’s determination regarding a benefit. The Administrator under this Article 9 will provide a separate written document to Participant, Beneficiary or his or her representative explaining the Plan’s claims procedures and which by this reference is incorporated into the Plan. Such documentation shall be written in manner that is in a culturally and linguistically appropriate

6 manner to the party receiving the documentation. Article 10 General Provisions 10.1 Administrator (a) The Administrator is expressly empowered to interpret the Plan, and to determine all questions arising in the administration, interpretation and application of the Plan; to employ actuaries, accountants, counsel, and other persons it deems necessary in connection with the administration of the Plan; to request any information from the Employer it deems necessary to determine whether the Employer would be considered insolvent or subject to a proceeding in bankruptcy; and to take all other necessary and proper actions to fulfill its duties as Administrator. (b) The Administrator shall not be liable for any actions by it hereunder, unless due to its own negligence, willful misconduct, or lack of good faith. (c) The Administrator shall be indemnified and saved harmless by the Employer from and against all personal liability to which it may be subject by reason of any act done or omitted to be done in its official capacity as Administrator in good faith in the administration of the Plan, including all expenses reasonably incurred in its defense in the event the Employer fails to provide such defense upon the request of the Administrator. The Administrator is relieved of all responsibility in connection with its duties hereunder to the fullest extent permitted by law, short of breach of duty to the beneficiaries. 10.2 No Assignment Benefits or payments under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant’s beneficiary, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish the same shall not be valid, nor shall any such benefit or payment be in any way liable for or subject to the debts, contracts, liabilities, engagement or torts of any Participant or beneficiary, or any other person entitled to such benefit or payment pursuant to the terms of this Plan, except to such extent as may be required by law. If any Participant or beneficiary or any other person entitled to a benefit or payment pursuant to the terms of this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish any benefit or payment under this Plan, in whole or in part, or if any attempt is made to subject any such benefit or payment, in whole or in part, to the debts, contracts, liabilities, engagements or torts of the Participant or beneficiary or any other person entitled to any such benefit or payment pursuant to the terms of this Plan, then such benefit or payment, in the discretion of the Administrator, shall cease and terminate with respect to such Participant or beneficiary, or any other such person. 10.3 No Employment Rights Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Employer, or give a Participant or beneficiary, or any other person, any right to any payment whatsoever, except to the extent of the benefits provided for hereunder. Each Participant shall remain subject to discharge to the same extent as if this Plan had never been adopted. 10.4 Incompetence If the Administrator determines that any person to whom a benefit is payable under this Plan is incompetent by reason of physical or mental disability, the Administrator shall have the power to cause the payments becoming due to such person to be made to another for his or her benefit without responsibility of the Administrator or the Employer to see to the application of such payments. Any payment made pursuant to such power shall, as to such payment, operate as a complete discharge of the Employer and the Administrator. 10.5 Identity If, at any time, any doubt exists as to the identity of any person entitled to any payment hereunder or the amount or time of such payment, the Administrator shall be entitled to hold such sum until such

7 identity or amount, or time is determined or until an order of a court of competent jurisdiction is obtained. The Administrator shall also be entitled to pay such sum into court in accordance with the appropriate rules of law. Any expenses incurred by the Employer and Administrator incident to such proceeding or litigation shall be charged against the Account of the affected Participant. 10.6 Other Benefits The benefits of each Participant or beneficiary hereunder shall be in addition to any benefits paid or payable to or on account of the Participant or beneficiary under any other pension, disability, annuity or retirement plan or policy whatsoever. 10.7 Expenses All expenses incurred in the administration of the Plan, whether incurred by the Employer or the Plan, shall be paid by the Employer. 10.8 Insolvency Should the Employer be considered insolvent, the Employer, through its Board and chief executive officer, shall give immediate written notice of such to the Administrator of the Plan. Upon receipt of such notice, the Administrator shall cease to make any payments to Participants who were Employees of the Employer or their beneficiaries and shall hold any and all assets attributable to the Employer for the benefit of the general creditors of the Employer. 10.9 Amendment or Modification The Employer may, at any time, in its sole discretion, amend or modify the Plan in whole or in part, except that no such amendment or modification shall have any retroactive effect to reduce any amounts allocated to a Participant’s Accounts, and provided that such amendment or modification complies with Code Section 409A and related regulations thereunder. 10.10 Plan Suspension The Employer further reserves the right to suspend the Plan in whole or in part, except that no such suspension shall have any retroactive effect to reduce any amounts allocated to a Participant’s Accounts, and provided that the distribution of the vested Participant Accounts shall not be accelerated but shall be paid at such time and in such manner as determined under the terms of the Plan immediately prior to suspension as if the Plan had not been suspended. 10.11 Plan Termination The Employer further reserves the right to terminate the Plan in whole or in part, in the following manner, except that no such termination shall have any retroactive effect to reduce any amounts allocated to a Participant’s Accounts, and provided that such termination complies with Code Section 409A and related regulations thereunder: (a) The Employer, in its sole discretion, may terminate the Plan and distribute all vested Participants’ Accounts no earlier than twelve (12) calendar months from the date of the Plan termination and no later than twenty-four (24) calendar months from the date of the Plan termination, provided however that all other similar arrangements are also terminated by the Employer for any affected Participant and no other similar arrangements are adopted by the Employer for any affected Participant within a three (3) year period from the date of termination; or (b) The Employer may decide, in its sole discretion, to terminate the Plan in the event of a corporate dissolution taxed under Code Section 331, or with the approval of a bankruptcy court, provided that the Participants vested Account balances are distributed to Participants and are included in the Participants’ gross income in the latest of: (i) the calendar year in which the termination occurs; (ii) the calendar year in which the amounts deferred are no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which payment is administratively practicable. 10.12 Plan Termination due to a Change-in-Control The Employer may decide, in its discretion, to terminate the Plan in the event of a Change-in- Control and distribute all vested Participants Account balances no earlier than thirty (30) days prior to the

8 Change-in-Control and no later than twelve (12) months after the effective date of the Change-in-Control, provided however that the Employer terminates all other similar arrangements for any affected Participant. 10.13 Construction All questions of interpretation, construction or application arising under or concerning the terms of this Plan shall be decided by the Administrator, in its sole and final discretion, whose decision shall be final, binding and conclusive upon all persons. 10.14 Governing Law This Plan shall be governed by, construed, and administered in accordance with the applicable provisions of ERISA, Code Section 409A, and any other applicable federal law, provided, however, that to the extent not preempted by federal law this Plan shall be governed by, construed and administered under the laws of the State of Maryland other than its laws respecting choice of law. 10.15 Severability If any provision of this Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provision of this Plan and this Plan shall be construed and enforced as if such provision had not been included therein. If the inclusion of any Employee (or Employees) as a Participant under this Plan would cause the Plan to fail to comply with the requirements of sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, then the Plan shall be severed with respect to such Employee or Employees, who shall be considered to be participating in a separate arrangement. 10.16 Headings The Article headings contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of this Plan nor in any way shall they affect this Plan or the construction of any provision thereof. 10.17 Terms Capitalized terms shall have meanings as defined herein. Singular nouns shall be read as plural, masculine pronouns shall be read as feminine, and vice versa, as appropriate. 10.18 Code Section 409A Fail Safe Provision If any provision of this Plan violates Code Section 409A, the regulations promulgated thereunder, regulatory interpretations, announcements or mandatory judicial precedent construing Code Section 409A (collectively “Applicable Law”), then such provision shall be void and have no effect. At all times, this Plan shall be interpreted in such manner that it complies with Applicable Law. 10.19 No Guarantee of Tax Consequences While the Plan is intended to provide tax deferral for Participants, the Plan is not a guarantee that the intended tax deferral will be achieved. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Plan (including any taxes arising under Section 409A of the Code). Neither the Employer nor any of its directors, officers or employees shall have any obligation to indemnify or otherwise hold any Participant harmless from any such taxes. 10.20 Limitation on Actions. Any Participant or Beneficiary who disagrees with a denial of his appealed claim under Article 9 of this Plan must file any complaint in a federal District Court to dispute such determination (a) within three (3) years of the earlier of the date on which such claim for benefits first accrued or arose under the terms of the Plan, or (b) within one (1) year after the such claim was denied upon appeal, or deemed denied under Article 9 hereof. 10.21 Right of Setoff The Employer may, to the extent permitted by applicable law, deduct from and setoff against any amounts payable to a Participant from this Plan such amounts as may be owed by a Participant to the Employer, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff; provided, however, that this setoff may occur only at the

9 date on which the amount would otherwise be distributed to the Participant as required by Code Section 409A. By electing to participate in the Plan and deferring compensation hereunder, the Participant agrees to any deduction or setoff under this Section 10.21, which is allowed by law. IN WITNESS WHEREOF, Capital Bank, NA has caused this instrument to be executed by its duly authorized officer, effective as of this 1st day of January, 2022. Capital Bank, NA By: Title: Signature page to Nonqualified Deferred Compensation Plan Chief Executive Officer

10 NONQUALIFIED DEFERRED COMPENSATION PLAN BENEFICIARY FORM Participant’s Name (please print) Social Security Number Email Address Beneficiary Designation. In the event of my death, I hereby designate the following as my beneficiary or beneficiaries of any rights and interests I may have under Capital Bank’s Nonqualified Deferred Compensation Plan. This beneficiary election supersedes all previous beneficiary designations. Instructions. If only one primary and one secondary beneficiary, please indicate percentage of account as 100%. If more than one primary or secondary beneficiary is to be included, please indicate the appropriate percentage for each named beneficiary. Note: If you do not make an election or no beneficiary election is on file, benefits will be paid to your estate upon your death. Primary Beneficiary or Beneficiaries: % of Account Name and Address Relationship Secondary Beneficiary or Beneficiaries: % of Account Name and Address Relationship ___ Participant’s Signature Date